FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2023
Financial Instruments
FINANCIAL INSTRUMENTS

17.	FINANCIAL INSTRUMENTS

Fair values

The Company’s financial instruments include cash and cash equivalents, trade and other receivables, accounts payable, the credit facility, short-term loans and convertible debt. The carrying amounts of cash and cash equivalents, trade and other receivables, accounts payable, the credit facility, and short-term loans approximate fair value due to their short term nature. The embedded derivatives related to the convertible debt are the only instruments measured at fair value through profit and loss in accordance with IFRS 9 – Financial Instruments. The fair value of the host debenture as at December 31, 2023 is $2,499 if it was a standalone instrument.

The following table summarizes the carrying values and fair values of the Company’s financial instruments:

	December 31, 2023	December 31, 2022
	$	$
Assets:
Measured at amortized cost (i)	7,625	4,277
Liabilities:
Amortized cost (ii)	47,663	14,108
Fair value through P&L (iii)	159	—

(i)	Cash and cash equivalents, and trade and other receivables

(ii)	Accounts payable and accrued liabilities, current loans, and lease obligations.

(iii)	Embedded derivatives related to convertible debt (only financial instrument carried at fair value)

The Company classifies its fair value measurements in accordance with the three-level fair value hierarchy. The measurement is classified in their entirety based on the lowest level of input that is significant to the fair value measurement.

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities

Level 2 – Inputs other than quoted prices that are observable for the asset or liability either directly (i.e. as prices) or indirectly (i.e. derived from prices), and

Level 3 – Inputs that are not based on observable market data

The Company valued the derivatives associated with the convertible debt (iii) as a level 3 instrument. The Company used the binomial tree method to determine the fair value of the embedded derivatives attributed to the convertible debt (Note 12).

The Company valued the Optimal EV intangible as a level 3 instrument. The Company used a probability weighted scenarios model to assess likely outcomes of collectability and associated risks in determining the value (Note 6).

Interest Rate and Credit Risk

The Company is exposed to interest rate risk on its bank loans to the extent that its credit facilities are based on Canadian and US prime rates of interest.

Financial instruments which potentially subject the Company to credit risk and concentration of credit risk consist principally of cash and cash equivalents and trade and other receivables.

The following table summarizes the Company’s accounts receivable aging as at December 31, 2023:

	December 31, 2023	December 31, 2022
	$	$
Current, including holdbacks	1,487	911
Past due amounts but not impaired:
1-60 days	598	105
Greater than 60 days	3,514	1,639
Less: Allowance for doubtful accounts	—	—
Total accounts receivables, net	5,599	2,655

Cash and cash equivalents are held with high quality financial institutions. Substantially all of our cash and cash equivalents held with financial institutions exceeds government-insured limits. We have established credit policies that seek to minimize monitoring the credit standing of the financial institutions with whom we transact. To minimize the credit risk related to cash and cash equivalents, the Company places these instruments with a top tier Canadian bank with an AA credit rating and their subsidiary bank in the United States.

Currency Risk

The Company is exposed to foreign currency risk because the Company’s parent and US operations incur a portion of their operating expenses in Canadian dollars. Therefore, an increase in the value of the CAD relative to the USD increases the value of expenses in USD terms incurred by the Company’s parent and US operations, which reduces operating margin and the cash flow available to fund operations. Conversely, the Company’s Canadian operation has a functional currency of Canadian dollars and incurs a portion of its operating expenses in US dollars. Management monitors its foreign currency balances, but the Company does not currently engage in any hedging activities to reduce its foreign currency risk.

At December 31, 2023, the Company had cash of $629, accounts receivable of $4,465 and accounts payable of $4,765, which were denominated in US dollars for its entity with CAD functional currency.

At December 31, 2023, the Company had cash of C$210, accounts receivable of C$nil, short term loans of C$11,241, convertible debt of C$3,305 and accounts payable of C$579, which were denominated in Canadian dollars for its entities with USD functional currency.

Liquidity Risk

Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they fall due. The Company’s objective when managing liquidity risk is to ensure that it has sufficient liquidity available to meet its liabilities when due. The Company uses cash to settle its financial obligations as they fall due. The ability to do this relies on the Company collecting its trade receivables in a timely manner and maintaining sufficient cash on hand through credit facility financing (Note 1).

As at December 31, 2023, the Company had negative working capital (current assets less current liabilities) of $2,862. For the year ended December 31, 2023, the Company used cash for operating activities of $24,697 and cash for investing activities of $1,945. As at December 31, 2023, the Company had drawn $15,976 million on its $30M truck credit facility (Note 8).

The following are the contractual maturities of financial liabilities:

	Carrying Amount	Contractual Cash Flows	Within 1 year	1 to 2 years	2 to 3 years	3 to 6 years
	$	$	$	$	$	$
At December 31, 2023
Accounts payable	10,162	(10,162)	(10,162)	—	—	—
Convertible debt	2,658	(3,024)	(3,024)
Current debt facilities	8,499	(9,034)	(9,034)	—	—	—
Credit facility	15,926	(15,926)	(15,926)
Other long-term liabilities	10,577	(14,337)	(2,238)	(2,570)	(2,561)	(6,968)

Total	47,822	(52,483)	(40,384)	(2,570)	(2,561)	(6,968)

Sensitivity analysis

The Company’s borrowing under the existing credit facility are at variable rates of interest and expose the Company to interest rate risk. The Company has completed a sensitivity analysis to estimate the impact on comprehensive income which a change in interest rates at and during the year ended December 31, 2023 would have had on the Company. The result of this sensitivity analysis indicates that a 0.5% increase (decrease) in the prime interest rates would not have a material impact.

The Company has completed a sensitivity analysis to estimate the impact on comprehensive earnings which a change in foreign exchange rates as at and during the year ended December 31, 2023 would have had on the Company.

The sensitivity analysis includes the assumption that changes in individual foreign exchange rates do not cause foreign exchange rates in other countries to alter.

The following tables summarizes quantitative data about our exposure to currency risk as a result of monetary assets (liabilities) in currencies different from each entity’s functional currency:

		2023
		$
Net Canadian dollar monetary asset (liability)	CAD thousands	(14,915)
Net US dollar monetary asset (liability)	USD thousands	(33)

The result of this sensitivity analysis indicates that a 10% increase (decrease) in the average value of the Canadian dollar relative to the US dollar during the period would have resulted in an increase (decrease) in net income of approximately $1,095.